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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                   -------------

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                 Date of Report (Date of earliest event reported):
                                    May 29, 1998
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                              GREENTREE SOFTWARE, INC.
                              ------------------------
                 (Exact Name of Registrant as Specified in Charter)


                                      NEW YORK
                                      --------
                   (State or Other Jurisdiction of Incorporation)

          0-12094                                 13-2897997
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          (Commission File Number)                (IRS Employer
                                                Identification No.)

          7901 Flying Cloud Drive, Suite 200 Eden Prairie, Minnesota 55344
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             (Address of Principal Executive Offices)      (Zip Code)

                Registrant's telephone number, including area code:
                                   (612) 941-1500
                                   --------------


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     ITEM 5.  OTHER EVENTS.

     On May 29, 1998, L-R Global Partners, L.P. elected to convert the entire amount of its convertible promissory note, dated April 17, 1998 (the "Note"), in the principal amount of $3.2 million, into shares of the Registrant's Common Shares. Upon the conversion of the Note, the Registrant issued a certificate in the name of L-R Global Partners, L.P. representing 4,000,000 shares of the Registrant's Common Shares.


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREENTREE SOFTWARE, INC.


                              By:    /s/ Joseph D. Mooney
                                     -------------------------------------------
                              Name:  Joseph D. Mooney
                                     -------------------------------------------
                              Title: Chairman and Chief Executive Officer
                                     -------------------------------------------

Dated:  May 29, 1998